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                          SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C.









                                  PHARMAGENICS, INC.



                          ----------------------------------


                                   Exhibit 10.54(a)

                                          to

                            QUARTERLY REPORT ON FORM 10-Q

                         For Quarter Ended September 30, 1996


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                           INCENTIVE STOCK OPTION AGREEMENT


    DATE OF GRANT:                September 1,1995
    OPTIONEE:                     A. Steven Franchak
    NUMBER OF SHARES:             5,000
    OPTION PRICE:                 $2.15
    EXERCISE MEASUREMENT DATE:    September 1,1995

    Pursuant to the 1993 Stock Option Plan (the "Plan") of PharmaGenics, Inc. (the "Company"), the Company has granted the individual named above (the "Optionee"), as of the Date of Grant set forth above, an option (this "Option") to purchase up to the aggregate number of shares of Common Stock, par value one cent ($0.01) per share (the "Common Stock"), of the Company set forth above (the "Optioned Shares") at the price per share (the "Option Price") set forth above, all upon the terms and conditions hereof.

    This Option is exercisable in installments, as provided herein, over a period of time commencing with the Exercise Measurement Date set forth above.

    This Option is subject to the provisions of the Terms and Conditions of Option attached hereto as Schedule A(1) which shall govern the exercise of this Option and the transfer, sale, repurchase and escrow of the shares of Common Stock underlying this Option.

    This option agreement, including Schedule A(1) attached hereto, (this "Agreement") and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, merging any and all prior agreements.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant set forth above.

PHARMAGENICS, INC.


By: /s/ Michael I. Sherman             /s/ A. Steven Franchak
    -----------------------            ----------------------
    Michael I. Sherman                      Optionee
    President


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                                    SCHEDULE A(1)

                            TERMS AND CONDITIONS OF OPTION


    SECTION 1.  GRANT OF OPTION.

    (a) The grant of this Option is subject to the terms and conditions of this Agreement and the Plan. A copy of the Plan as in effect on the date hereof has been delivered to the Optionee, and the Optionee hereby acknowledges receipt thereof. This Option (an "ISO" as defined in the Plan) is intended to qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) Neither the grant of this Option nor any provision of the Plan or this Agreement shall confer upon the Optionee any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company to terminate such employment or to increase or decrease the compensation of the Optionee at any time.

    SECTION 2.  EXERCISE.

    (a) This Option may not be exercised after the expiration of ten years from the date of this Agreement and, unless accelerated in accordance with the provisions of the Plan or as provided herein, this Option shall be exercisable in cumulative installments to the extent of twenty five percent (25%) of the shares subject hereto at any time after the expiration of six months from the Exercise Measurement Date and to the extent of not more than an additional twenty five percent (25%) of such shares after the expiration of twelve, eighteen and twenty-four months, respectively, after the Exercise Measurement Date; provided, however, that in the event of the termination of the employment by the Company of the Optionee, this Option may be exercised only to the extent exercisable as of the effective date of such termination; and provided further, that in the event of the consummation of a transaction involving the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or a sale of all or substantially all of the assets or capital stock of the Company, this Option shall become immediately exercisable with respect to all of the Optioned Shares.

    (b) This Option may not be exercised at a time when the exercise thereof or the issuance or transfer of shares upon such exercise would, in the opinion of the Committee (as defined in the Plan), constitute a violation of any law, federal, state, local or foreign, or any regulations thereunder, or the requirements of the New York Stock Exchange or any other national securities exchange or market.


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    (c)  As a condition of exercise, the Committee, in its discretion, may require the Optionee to (i) represent in writing that the shares of Common Stock to be received upon exercise of this Option are being acquired for his own account for investment and not with a view to distribution thereof, nor with any present intention of distributing the same, and (ii) make such other representations and warranties as are deemed necessary by counsel to the Company. Stock certificates representing shares of Common Stock not registered under the Securities Act of 1933, as amended (the "Securities Act"), acquired upon the exercise of this Option shall bear a legend in substantially the following form:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED."

    (d)  This Option may not be exercised for any fractional share.

    SECTION 3.  PROCEDURE FOR EXERCISE.

    (a) This Option may be exercised, in whole or part, by the Optionee (or other person, as provided in Section 6) by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall:

      (i) state that the Optionee elects to exercise this Option and that this Option is an ISO;

     (ii) state the number of shares with respect to which this Option is being exercised;

    (iii) state the method of payment for such Optioned Shares (as available pursuant to the provisions of paragraph (b) of this Section);

     (iv) state the date upon which the Optionee desires to consummate the purchase of such Optioned Shares (which date must be prior to the termination of this Option), or state that cash, a check and stock certificates (as the case may be) representing the aggregate Option Price of such Optioned Shares accompanies the Notice;

      (v)     include any representation of the Optionee required pursuant to
Section 2(c);


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     (vi)     in the event this Option is being exercised pursuant to Section 6 by any person other than the Optionee, include appropriate evidence of the right of such person to exercise this Option; and

    (vii) include such further provisions consistent with the Plan as the Committee may from time to time require.

    (b) Payment of the aggregate Option Price for such Optioned Shares shall be made (i) in cash or by personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which this Option is being exercised, (ii) by delivery of stock certificates (in negotiable form) representing shares of Common Stock having a fair market value (as determined by the Committee, which determination, if the Common Stock is publicly traded, shall be based upon market prices) in an amount equal to the aggregate Option Price of the shares with respect to which this Option is being exercised, or (iii) a combination of both such methods. The exercise date of this Option shall be the date on which the Company receives the Notice from the Optionee unless another date is stated in the Notice pursuant to clause (iv) of
Section 3 (a).

    (c) The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising this Option in accordance with the provisions of Section 6) for such Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares, which shall be held in escrow in accordance with the provisions of Section 7, subject to the provisions of Section 8. Neither the Optionee nor any person exercising this Option in accordance with the provisions of Section 6 shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to this Option until such shares shall be registered on the books of the Company in the name of such person.

    SECTION 4.  TERMINATION OF EMPLOYMENT, DISABILITY AND DEATH.

    (a) Subject to the provisions of Section 2, the right to exercise the unexercised portion of this Option shall forthwith terminate upon the first to occur of the following:

      (i) the expiration of 30 days from the Date of Termination of the Optionee's employment by the Company (other than a termination described in clause (ii) or (iii) below); provided, however, that if the Optionee shall die or become permanently and totally disabled during such 30-day period, the time during which the unexercised portion of this Option may be exercised shall be determined in accordance with clause (ii) below; and, provided further, that, if such employment shall be reinstated during such 30-day period, such termination shall be deemed for purposes of this subparagraph never to have occurred;

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     (ii)     the expiration of six months from the Date of Termination of the
Optionee's employment if such termination is due to the Optionee's death or permanent and total disability;

    (iii) immediately upon the termination by the Company of the Optionee's employment, if such termination is for Cause (as defined in Section 8(a)(i));

     (iv) immediately upon the termination by the Optionee of the Optionee's employment, unless such termination is with the consent of the Company in which case the other clauses of this paragraph shall govern the Optionee's right to exercise the unexercised portion of this Option; or

      (v) the date specified in any notice of termination given to the Optionee pursuant to the provisions of Section 12 of the Plan.

    SECTION 5.  ANTIDILUTION.

    In the event the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization (exclusive of any public or private sales of Common Stock), or is converted into or exchanged for other securities as a result of a merger, consolidation or reorganization in which the Company is the surviving corporation, appropriate adjustments shall be made in the terms of this Option, or additional options shall be granted to the Optionee as shall be equitable and appropriate, or an adjustment in the number and class of shares allocated to, and the Option Price of, this Option shall likewise be made, all in accordance with the provisions of Section 11 of the Plan.

    SECTION 6.  RESTRICTION ON TRANSFER OF OPTION.

    This Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee, otherwise than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him. In the event of the death of the Optionee, this Option may thereafter be exercised by the Optionee's representatives, executors or administrators to the full extent to which this Option was exercisable by the Optionee at the time of his death. This Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon this Option, shall result in the immediate termination of this Option.

    SECTION 7.  ESCROW ARRANGEMENT; DISTRIBUTIONS.

    (a) All of the certificates representing the Optioned Shares, duly endorsed in blank or with undated stock powers attached thereto, unless repurchased by the Company as provided in Section 8, shall be held in escrow by

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the Company until the date the registration of the Common Stock shall have become effective under the Securities Act.

    (b) All dividends and other distributions paid or made with respect to the Optioned Shares held in escrow shall be accumulated and held in escrow by the Company for the benefit of the Optionee and will, upon termination of the escrow, be paid over to the Optionee or members of the Group (as hereinafter defined), as may be appropriate, together with interest thereon accrued from the date of payment of the dividends or distributions through the date as of which such dividends or distributions are paid over at the prime rate from time to time published in the Wall Street Journal. If and to the extent any Optioned Shares are repurchased by the Company, all undistributed dividends and other distributions attributable to the Shares so repurchased, as well as the interest accrued thereon, shall become the sole property of the Company, free and clear of any claim by the Optionee or members of the Group.

    SECTION 8.  RESTRICTIONS ON SALE OF OPTIONED SHARES.

    (a) DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

      (i) "Cause" shall mean (A) the Optionee's willful misconduct with respect to the business or affairs of the Company, its parent or any subsidiary thereof, (B) the Optionee's neglect of duties or failure to act which can reasonably be expected to materially and adversely affect the business or affairs of the Company, its parent or any subsidiary thereof, (C) the Optionee's breach of any of his obligations under any written or oral agreement pursuant to which the Optionee is performing services for the Company (the "Employment Agreement"), (D) the commission by the Optionee of an act involving moral turpitude or fraud, or (E) the Optionee's conviction of a felony.

     (ii) "Date of Termination" shall mean the date when any Termination shall become effective.

     (iii) "Fair Value Per Share" shall be determined as of the Date of Termination and shall mean the fair market value of each Share (including, in the case of any repurchase of Shares, any distributions with respect thereto which would be repurchased with the Shares) determined in good faith by the Committee not earlier than 60 days prior to the Date of Termination; provided, however, that if within 10 days after the delivery of any notice pursuant to paragraph (d) of this Section the Optionee shall object in writing to such fair market value determination, the fair market value shall be determined by an independent investment banking firm mutually selected by the Company and the Optionee (or, if such selection cannot be made, by the American Arbitration Association in accordance with its rules); and, provided further, that if the fair market value as determined by such investment banking firm shall differ by less than 10% from that determined by the Committee, the Optionee shall bear the entire cost and expense of the investment banking firm, and if the fair market value

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as determined by such investment banking firm shall differ by 10% or more from that determined by the Committee, the Company shall bear the entire cost and expense of the investment banking firm.

    (iv) "Group" shall mean the Optionee and (A) the spouse and any parent, sibling and lineal descendant of the Optionee, (B) a trust for the benefit of any of the foregoing, and (C) any distributee, legatee or devisee of the Optionee, in each case who has agreed in writing to be bound by and comply with this Agreement to the same extent as the Optionee.

    (v) "Sell," as to any Share, shall mean to sell, or in any other way directly or indirectly transfer, assign, distribute, encumber or otherwise dispose of, either voluntarily or involuntarily; provided, however, that the Optionee shall not be deemed to Sell the Shares if such Shares are transferred to a member of the Group.

    (vi) "Selling Group" shall mean the Group proposing to Sell any of the Shares, or which has delivered a notice of intention to Sell, pursuant to paragraph (e) of this Section.

    (vii) "Shares" shall mean the Optioned Shares and any other shares of the Company's capital stock acquired by the Optionee as a stock dividend on or in exchange for any of the Optioned Shares or otherwise in connection with the Optioned Shares.

    (viii) "Termination" shall mean any termination of the Employment Agreement, whether such termination is by reason of death or permanent and total disability, voluntary or involuntary, or for Cause or without Cause.

    (b) RESTRICTIONS ON SALE. As long as the certificates representing any of the Optioned Shares are held in escrow in accordance with the provisions of
Section 7, the Optionee shall not Sell any Shares except to a member of the Group or except in accordance with the provisions of paragraphs (c), (d) or (e) of this Section; provided, however, that the Optionee shall not sell any of the Optioned Shares (other than pursuant to the provisions of paragraphs (c), (d) or (e) of this Section) for such period of time after the effective date of a registration statement under the Securities Act for the public offering of any of the Company's securities as shall be requested by the managing underwriter for such offering.

    (c)  REPURCHASE OF SHARES AT COST.

      (i) In the event of any Termination for Cause, the Company (or its designee) shall have the right to repurchase from the Optionee and any member of the Group holding Shares, and the Optionee and any such member of the Group shall sell to the Company (or its designee) upon the exercise of such right, at a purchase price per share equal to the Option Price (adjusted for any stock split, reverse stock split, stock dividend, recapitalization, etc.), all of the Shares

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owned by the Optionee and any such member of the Group that are subject to escrow in accordance with the provisions of Section 7.

     (ii) In order to exercise its right to repurchase Shares under this paragraph, the Company (or its designee) shall, within 60 days after any such Termination, deliver a written notice to the Optionee and to any member of the Group holding Shares it wishes to repurchase indicating its election to repurchase such Shares and the purchase price therefor. The repurchase of the Shares hereunder shall be made on a date within 30 days after the delivery of the aforesaid notice or notices by delivery of one or more checks payable to the order to the Optionee or such member of the Group, as may be appropriate, against receipt of one or more certificates, properly endorsed, evidencing the Shares to be so repurchased.

    (iii) If the Company is legally prohibited from or unable to repurchase the Shares during the period referred to above, such period shall be suspended until such date on which the Company is legally permitted or able to repurchase the Shares, whereupon the Company (or its designee) may exercise its repurchase option within 60 days thereafter.

    (d)  REPURCHASE OF SHARES AT FAIR VALUE PER SHARE.

      (i) In the event of any Termination other than for Cause, the Company (or its designee) shall have the right to repurchase from the Optionee and any member of the Group holding Shares, and the Optionee and any such member of the Group shall sell to the Company (or its designee) upon the exercise of such right, at a purchase price per share equal to the Fair Value Per Share, all of the Shares owned by the Optionee and any such member of the Group that are subject to escrow in accordance with the provisions of Section 7.

     (ii) In order to exercise its right to repurchase Shares under this paragraph, the Company (or its designee) shall, within 60 days after any such Termination for Shares issued prior to Termination, or within 60 days after the expiration of the right to exercise this Option in accordance with the provisions of Section 4 for Shares issued after Termination, deliver a written notice to the Optionee and to any member of the Group holding Shares it wishes to repurchase indicating its election to repurchase such Shares and specifying the number of Shares which it elects to repurchase and the purchase price therefor. The repurchase of Shares hereunder shall be made on a date within 30 days after the delivery of the aforesaid notice or notices by delivery of one or more checks payable to the order of the Optionee or such member of the Group, as may be appropriate, against receipt of one or more certificates, properly endorsed, evidencing the Shares to be so repurchased.

    (iii) If the Company is legally prohibited from or unable to repurchase the Shares during the period referred to above, such period shall be suspended until such date on which the Company is legally permitted or able to


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repurchase the Shares, whereupon the Company (or its designee) may exercise its repurchase right within 60 days thereafter.

    (e) SALE OF STOCK TO THIRD PARTIES. Except as otherwise expressly provided herein, the Optionee and each member of the Group shall not Sell any Shares subject to escrow in accordance with the provisions of Section 7 except as follows:

      (i) The Selling Group shall first deliver to the Company a written notice, which shall be irrevocable through the date of sale referred to in clause (ii) below but in any event for not less than 90 days from the delivery thereof, offering all or any part of the Shares owned by the Selling Group at the purchase price and on the terms specified therein, whereupon the Company (or its designee) shall have the right and option to repurchase all of the Shares so offered at the purchase price and on the terms stated in such notice of intention to Sell, such acceptance to be made by the delivery of a written notice by the Company (or its designee) to the Selling Group within the 60-day period after delivery of such notice of intention to Sell.

     (ii) Any sale of Shares under the terms of clause (i) above shall be made at the office of the Company on a mutually satisfactory business day within 30 days after the acceptance by the Company (or its designee) of the Selling Group's offer to sell delivered pursuant to clause (i) above. Delivery of certificates or other instruments evidencing such Shares, duly endorsed for transfer to the Company (or its designee) shall be made on such date against payment of the purchase price therefor by check or wire transfer of funds.

     (iii) If acceptance shall not be received pursuant to clause (i) above with respect to all the Shares offered for sale pursuant to the aforesaid written notice, then the Selling Group may Sell all or any part of the remaining Shares so offered for sale, at a price not less than the price and on terms not more favorable to the purchaser thereof than the terms stated in the aforesaid written notice of intention to Sell, at any time within 90 days after the expiration of the offer made pursuant to clause (i) above. In the event the remaining Shares are not sold by the Selling Group during such 90-day period, the right of the Selling Group to Sell such remaining Shares shall expire and the obligations under this paragraph shall be reinstated; provided, however, that in the event the Selling Group determines, at any time during such 90-day period, that the sale of all or any part of the remaining Shares on the terms set forth in the written notice of intention to Sell is impractical, the Selling Group may terminate the offer and reinstate the procedure provided in this paragraph without waiting for the expiration of such 90-day period.

      (iv) Any purchaser of Shares shall agree in writing in advance of any purchase of Shares under this paragraph that it or he, as the case may be, shall be bound by and comply with the terms and provisions of this Agreement, including the provisions relating to the escrow of the Shares, the repurchase of Shares by the Company, the sale of Shares to third parties, and the restrictive

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legend requirement, and the Shares so purchased shall continue to be subject to all such terms and conditions.

     (v) So long as the Optionee or members of the Group, or any purchaser pursuant to the provisions of paragraph (e) of this Section shall hold any of the Optioned Shares, and until termination of the escrow provided for in Section 7, all certificates representing the Shares shall bear a legend in substantially the following form:

         "THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS SPECIFIED IN THE INCENTIVE STOCK OPTION AGREEMENT DATED [DATE OF OPTION AGREEMENT] BETWEEN PHARMAGENICS, INC., A DELAWARE CORPORATION, AND [NAME OF OPTIONEE], AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF PHARMAGENICS, INC."

    SECTION 9.  TERM.

    This Agreement shall terminate and be of no further force and effect upon the earlier to occur of (a) the purchase of all of the Optioned Shares by the Company (or its designees) pursuant to the provisions of Section 8, or (b) the termination of the escrow provided for in Section 7; provided, however, that notwithstanding the foregoing, this Agreement shall remain in full force and effect so long as any part of this Option shall remain unexercised.

    SECTION 10.  NOTICES.

    Any notice or other communication hereunder shall be in writing, shall be given either manually or by mail, telegram, telefax, radiogram or cable, addressed to the party to be notified, in the case of the Company at 4 Pearl Court, Allendale, New Jersey 07401, and in the case of the Optionee at his address on the records of the Company, and shall be deemed sufficiently given as of the third day thereafter. Either party may, by notice to the other, change its address for receiving such notices and communications.

    SECTION 11.  ASSIGNABILITY.

    This Agreement, including the right to repurchase the Optioned Shares pursuant to the provisions of Section 8, may be assigned by the Company and shall enure to the benefit of any assignee of the Company, and the Optionee shall execute any and all necessary documents in connection therewith.

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    SECTION 12.  ALTERNATIVE DISPUTE RESOLUTION (ADR).

    In the event of any dispute arising under this Agreement, the parties shall, before litigation is commenced, explore in good faith the resolution of such dispute through one or more ADR procedures (e.g., mediation, arbitration, minitrial, neutral fact finding, etc.).

    SECTION 13.  NO WAIVER.

    No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

    SECTION 14.  OPTIONEE UNDERTAKING.

    The Optionee shall take whatever additional actions and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the provisions of this Agreement.

    SECTION 15.  GOVERNING LAW.

    This Agreement shall be construed in accordance with and governed by the law of the State of New Jersey.

    SECTION 16.  COUNTERPARTS; CAPTIONS.

    This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. The use of captions in this Agreement is for the convenience of reference only and shall not affect the meaning of any provision hereof.

    SECTION 17.  NOUNS AND PRONOUNS.

    Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter form, and the singular form of nouns and pronouns shall include the plural and vice versa.

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